UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2004

TBC CORPORATION

(Formerly TBC Parent Holding Corp.)
(Exact name of Registrant as specified in its charter)

Delaware		20-1888610

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7111 Fairway Drive, Suite 201, Palm Beach Gardens, FL	33418

(Address of principal executive offices)	(Zip code)

561-227-0955

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

A Commission file number is to be issued in connection with this filing. The Commission file number of the Registrant’s predecessor is 0-11579.

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1 Plan of Acquisition
EX-3(i).1 Certificate of Incorporation
EX-3(ii).1 By-Laws of TBC Corporation
EX-4.1 Second Amended and Restated Credit Agreement
EX-4.2 Assumption Agreement
EX-4.3 Amendment #2 to Second Amendment Note Agreement
EX-4.4 Amendment #2 to Note Purchase Agreement

Item 8.01 Other Events.

On November 19, 2004 (the “Effective Time”), TBC Corporation, a Delaware corporation (“Old TBC”), completed a corporate reorganization to implement a holding company structure (the “Reorganization”). As a result of the Reorganization, Old TBC became a wholly-owned subsidiary of a new Delaware holding company (the “Holding Company”), the name of Old TBC was changed to “TBC Private Brands, Inc.,” and the name of the Holding Company was changed to “TBC Corporation.”

The Reorganization was effected pursuant to Section 251(g) of the General Corporation Law of the State of Delaware. Prior to the Reorganization, Old TBC incorporated two new Delaware corporations: Holding Company, which was initially a wholly-owned subsidiary of Old TBC, and TBC Merger Corp., which was a wholly-owned subsidiary of Holding Company. Under an Agreement and Plan of Merger, dated November 19, 2004 (the “Merger Agreement”), TBC Merger Corp. was merged with and into Old TBC (the “Merger”). Old TBC was the surviving corporation in the Merger and, as a result of the Merger, Old TBC became a wholly-owned subsidiary of the Holding Company and the stockholders of Old TBC became the stockholders of the Holding Company.

Under Delaware law, no action is or was required to be taken by the stockholders of Old TBC in connection with the Merger. No changes were made to the rights of any stockholder, and it is expected that stockholders will not recognize any gain or loss for federal income tax purposes in connection with the Merger.

Under the terms of the Merger Agreement, each share of Common Stock of Old TBC outstanding at the Effective Time was changed and converted into one share of Common Stock of the Holding Company. The conversion of shares of Common Stock of Old TBC in the Merger occurred without an exchange of share certificates. From and after the date of the Merger, share certificates formerly representing shares of Common Stock of Old TBC will be deemed to represent shares of Common Stock of the Holding Company. No additional capital stock of the Holding Company was issued as part of the Merger. The shares of Common Stock of the Holding Company are listed on the NASDAQ National Market System under the symbol “TBCC,” the same symbol used by Old TBC prior to the Merger.

At the Effective Time, the Holding Company assumed all of Old TBC’s rights and obligations under the Amended and Restated Rights Agreement, dated July 23, 1998, between Old TBC and BankBoston, N.A., as Rights Agent. As part of the Merger, each issued and outstanding right to purchase Series A Junior Participating Preferred Stock, $.10 par value, of Old TBC, became a right to purchase the same number of shares of Series A Junior Participating Preferred Stock, $.10 par value, of the Holding Company.

The Certificate of Incorporation and By-laws of the Holding Company are identical to the Restated Certificate of Incorporation, as amended, of Old TBC (except for provisions relating to the corporate name and incorporator). The directors and officers of Old TBC became the

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directors and officers of the Holding Company at the Effective Time. The directors of the Holding Company will hold office for the same terms held by them with Old TBC prior to the Merger.

The Holding Company is the successor issuer of Old TBC for purposes of the Securities Act of 1933, as amended, and the filings made by Old TBC thereunder. Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Holding Company is the successor issuer of Old TBC with respect to shares of Common Stock of Old TBC and the Rights to Purchase Old TBC Series A Junior Participating Preferred Stock, both of which were registered pursuant to Section 12(g) of the Act. Pursuant to such rule, the Old TBC Common Stock and Rights are deemed to be registered pursuant to Section 12(g) of the Act.

Old TBC effected the Reorganization in order to place the assets of its wholesale segment, which had previously been operated as a division of Old TBC, into a separate corporation and to enable it to move to a holding company those executives and finance, accounting, human resources, and other corporate staff who provide services to all of Old TBC’s business units. It is expected that these actions will simplify financial reporting and accounting for the operations of the wholesale segment and the internal allocation of corporate overhead among the company’s business units. The Reorganization made no change in the company’s retail segment.

In connection with the Reorganization, Old TBC amended and restated its existing revolving credit and term loan facilities and amended its Series A, B, C, and D Note Agreements to add the Holding Company as an additional borrower, obligor, and guarantor thereunder. To secure the performance of its obligations under these credit facilities and Note Agreements, the Holding Company granted to the lenders a security interest in all of the Holding Company’s assets.

The agreements and amendments described in the preceding paragraph are filed as Exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

               See Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TBC CORPORATION
Date: November 24, 2004	By	/s/ THOMAS W. GARVEY
Thomas W. Garvey,
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No. and Description.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION.

2.1	Agreement and Plan of Merger, dated November 19, 2004, among TBC Corporation, TBC Parent Holding Corp. and TBC Merger Corp.

(3)(i)	ARTICLES OF INCORPORATION.

3(i).1	Certificate of Incorporation of TBC Corporation (formerly named TBC Parent Holding Corp.).

(3)(ii)	BYLAWS.

3(ii).1	By-Laws of TBC Corporation (formerly named TBC Parent Holding Corp.).

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES.

4.1	Second Amended and Restated Credit Agreement, dated as of November 19, 2004, among TBC Corporation, TBC Private Brands, Inc., the Lenders party thereto, U.S. Bank National Association, as Documentation Agent, SunTrust Bank, as Syndication Agent, First Tennessee Bank National Association, as Administrative Agent, and JP Morgan Chase Bank, as Co-Administrative Agent.

4.2	Assumption Agreement, dated as of November 19, 2004, between TBC Corporation (formerly known as TBC Parent Holding Corp.) and JP Morgan Chase Bank, as collateral agent.

4.3	Amendment No. 2, dated as of November 19, 2004, among TBC Corporation, TBC Private Brands, Inc., and The Prudential Insurance Company of America, to Second Amended and Restated Note Agreement, dated as of April 1, 2003 and amended by Amendment No. 1, dated as of November 29, 2003.

4.4	Amendment No. 2, dated as of November 19, 2004, among TBC Corporation, TBC Private Brands, Inc., and the Noteholders party thereto, to Note Purchase Agreement, dated as of April 1, 2003 and amended by Amendment No. 1, dated as of November 29, 2003.

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